Next Gen Water Corporation Ltd.
(A Nevada Corporation)

SUBSCRIPTION DOCUMENTS - REGISTERED 144 SHARES – SIX MONTH HOLD

The attached Subscription Documents must be completed and delivered to Next Gen Water Corporation Ltd., a Nevada Corporation ("Company") as follows:

MAIL TO: Next Gen Water Corporation Ltd.
FT B 33/F Blk. 1 Victoria Ctr.
15 Watson Road, North Point, Hong Kong
Tel.: 85225702177

Subscriptions must be paid (at a price of $0.02 per Share) by a personal check or by a cashier's check or by a bank wire transfer. For payment, refer to Payment Instructions on page 3.

SECTION A - HOW TO SUBSCRIBE

To subscribe for shares to be issued by the Company, each share being one share of the Company's $.001 par value common stock. The purchase price per share is $0.02 and you must complete the enclosed Subscription Agreement and the Purchaser Suitability Questionnaire.

Directions for the Subscription Agreement are as follows:

1. Minimum Investment - 150,000 Shares ($ 3,000 U.S.).

2. Be sure to provide your correct name, address and Social Security number or tax identification number (when applicable), as this information will appear on the official records of the Company.

3. Sign and be sure that you have checked and initialed the appropriate type of ownership.

4. Signature and Supporting Material Requirements The following requirements have been established for the various capacities in which shares may be purchased and held other than by you as an individual:

JOINT TENANTS WITH RIGHT OF SURVIVORSHIP: The signatures of both joint tenants are required.

COMMUNITY PROPERTY: The signatures of both husband and wife are required, unless a separate document signed by both parties and designating either party as agent of the other party for purposes of signing accompanies the Subscription Agreement.

TENANTS IN COMMON: The signatures of all parties are required.

TENANTS BY THE ENTIRETY: The signatures of all parties are required.

PARTNERSHIP: The Subscription Agreement must be accompanied by a copy of the signed partnership agreement.

TRUST: The Subscription Agreement must be accompanied by a copy of the signed trust agreement.

CORPORATION: The Subscription Agreement must be accompanied by a certified copy of the resolution of the Board of Directors of the subscribing corporation designating the officer(s) of that corporation authorized to sign on behalf of that corporation and of the resolution of that Board of Directors authorizing the purchase of shares.

5. Furnish the following:

(a) Completed Subscription Agreement;

(b) Supporting material if required (see Item 4 above);

(c) A personal check or cashier's check or bank wire transfer in the amount of your subscription (Refer to Payment Instructions on page 3).

SECTION B - SUBSCRIPTION AGREEMENT

The undersigned hereby subscribes to 320 000 Shares of the Company's $0.001 par value common stock at a purchase price of $0.02 per share.

The undersigned is aware that:

1). The Company has the right to accept or reject this subscription in whole or in part. This subscription shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by the Company. Subscriptions need not be accepted by the Company in the order in which subscriptions are received.

2). The Company will be accepting subscriptions to a maximum of 5,000,000 Shares in the aggregate.

3). Subscriptions for Shares are irrevocable and shall survive the subscriber's death or disability. Payment in full of the purchase price of the shares is due and must be made upon subscription.

4). Upon full payment, the Company will deliver to the Holder a restricted Share Certificate representing the number of shares purchased.

How to Subscribe

You are subscribing to purchase a total of 320,000 Shares at $0.02 per Share ($6,400.00) by (check and initial applicable line):

✓ $ 6,400.00 (320,000 Shares) paid by cashier's check;

________ $______________ (_________ Shares) paid by personal check; or

________ $______________ (_________ Shares) paid by wiring funds.

MAKE CHECK PAYABLE TO: "Next Gen Water Corporation Ltd."

MAIL TO: Next Gen Water Corporation Ltd
c/o 6490 West Desert Inn Road
Las Vegas, Nevada, USA, 89146

WIRE TRANSFER INSTRUCTIONS:

To send a wire, you will need to give the remitting bank the following instructions:

Beneficiary Bank:	Bank of Montreal First Bank Tower 595 Burrard Street Vancouver, B.C V7X 1L7
Canadian Bank Number:	001
Transit Number:	0004
Swift BIC Address:	BOFMCAM2
Beneficiary Name:	Next Gen Water Corporation Ltd.
Beneficiary Acc. No.:	4710-441

For details, see How to Subscribe (immediately preceding this Subscription Agreement)

Print name(s) in which Shares are to be registered:

NAME:(1) MAY JOAN LIU Soc. Sec. or Tax I.D. No.____________

NAME:(2)____________ Soc. Sec. or Tax I.D. No.____________

Address: 1066 GROVELAND ROAD
WEST VANCOUVER B.C. V7S 1Z4

Phone: 604-880-7308

Title to your purchased Shares is to be held as follows (check and initial one):

a. ________ Husband & Wife, as community property

b. ________ Joint Tenants

c. ________ Tenants in Common

d. ___✓___ Individual

e. ________ Corporation

f. ________ Partnership

g. ________ Trust

h. ________ Other:

Please Describe____

NOTE: BY SIGNING THIS SUBSCRIPTION AGREEMENT AND UPON ACCEPTANCE THEREOF, YOU ARE ENTERING INTO AN AGREEMENT AND AGREEING TO INVEST MONEY WITH THE COMPANY.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.

DATED: OCTOBER 21 2015, at VANCOUVER, B.C.

(1) [signature] (2) ____________________

NOTE: If Shares are to be registered in more than one name, all subscribers must sign.

Acceptance of Subscription

Agreed to and accepted:
By: Next Gen Water Corporation Ltd., a Nevada Corporation

By: Tom L Moore
Tom Moore
Its: President

By: [signature]
Ka Tin Foo
Its: Secretary

Next Gen Water Corporation Ltd.

(A Nevada Corporation)

SUBSCRIPTION DOCUMENTS - REGISTERED 144 SHARES – SIX MONTH HOLD

The attached Subscription Documents must be completed and delivered to Next Gen Water Corporation Ltd., a Nevada Corporation ("Company") as follows:

MAIL TO: Next Gen Water Corporation Ltd.
FT B 33/F Blk. 1 Victoria Ctr.
15 Watson Road, North Point, Hong Kong
Tel.: 85225702177

Subscriptions must be paid (at a price of $0.02 per Share) by a personal check or by a cashier's check or by a bank wire transfer. For payment, refer to Payment Instructions on page 3.

SECTION A - HOW TO SUBSCRIBE

To subscribe for shares to be issued by the Company, each share being one share of the Company's $.001 par value common stock. The purchase price per share is $0.02 and you must complete the enclosed Subscription Agreement and the Purchaser Suitability Questionnaire.

Directions for the Subscription Agreement are as follows:

1. Minimum Investment - 150,000 Shares ($ 3,000 U.S.).

2. Be sure to provide your correct name, address and Social Security number or tax identification number (when applicable), as this information will appear on the official records of the Company.

3. Sign and be sure that you have checked and initialed the appropriate type of ownership.

4. Signature and Supporting Material Requirements The following requirements have been established for the various capacities in which shares may be purchased and held other than by you as an individual:

JOINT TENANTS WITH RIGHT OF SURVIVORSHIP: The signatures of both joint tenants are required.

COMMUNITY PROPERTY: The signatures of both husband and wife are required, unless a separate document signed by both parties and designating either party as agent of the other party for purposes of signing accompanies the Subscription Agreement.

TENANTS IN COMMON: The signatures of all parties are required.

TENANTS BY THE ENTIRETY: The signatures of all parties are required.

PARTNERSHIP: The Subscription Agreement must be accompanied by a copy of the signed partnership agreement.

TRUST: The Subscription Agreement must be accompanied by a copy of the signed trust agreement.

CORPORATION: The Subscription Agreement must be accompanied by a certified copy of the resolution of the Board of Directors of the subscribing corporation designating the officer(s) of that corporation authorized to sign on behalf of that corporation and of the resolution of that Board of Directors authorizing the purchase of shares.

5. Furnish the following:

(a) Completed Subscription Agreement;

(b) Supporting material if required (see Item 4 above);

(c) A personal check or cashier's check or bank wire transfer in the amount of your subscription (Refer to Payment Instructions on page 3).

SECTION B - SUBSCRIPTION AGREEMENT

The undersigned hereby subscribes to 175,000 Shares of the Company's $0.001 par value common stock at a purchase price of $0.02 per share.

The undersigned is aware that:

1). The Company has the right to accept or reject this subscription in whole or in part. This subscription shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by the Company. Subscriptions need not be accepted by the Company in the order in which subscriptions are received.

2). The Company will be accepting subscriptions to a maximum of 5,000,000 Shares in the aggregate.

3). Subscriptions for Shares are irrevocable and shall survive the subscriber's death or disability. Payment in full of the purchase price of the shares is due and must be made upon subscription.

4). Upon full payment, the Company will deliver to the Holder a restricted Share Certificate representing the number of shares purchased.

How to Subscribe

You are subscribing to purchase a total of 175,000 Shares at $0.02 per Share ($3500.00) by (check and initial applicable line):

✓ $ 3,500.00 (175,000 Shares) paid by cashier's check;

________ $______________ (__________ Shares) paid by personal check; or

________ $______________ (__________ Shares) paid by wiring funds.

MAKE CHECK PAYABLE TO: "Next Gen Water Corporation Ltd."

MAIL TO: Next Gen Water Corporation Ltd
c/o 6490 West Desert Inn Road
Las Vegas, Nevada, USA, 89146

WIRE TRANSFER INSTRUCTIONS:

To send a wire, you will need to give the remitting bank the following instructions:

Beneficiary Bank:	Bank of Montreal First Bank Tower 595 Burrard Street Vancouver, B.C V7X 1L7
Canadian Bank Number:	001
Transit Number:	0004
Swift BIC Address:	BOFMCAM2
Beneficiary Name:	Next Gen Water Corporation Ltd.
Beneficiary Acc. No.:	4710-441

For details, see How to Subscribe (immediately preceding this Subscription Agreement)

Print name(s) in which Shares are to be registered:

NAME:(1) DOMAIN LAND HOLDINGS LTD. Soc. Sec. or Tax I.D. No.______________________

NAME:(2)______________________________ Soc. Sec. or Tax I.D. No.______________________

Address: #806-1288 ALBERNI ST.
VANCOUVER. B.C. V6E 4N5

Phone: 604-664-0499

Title to your purchased Shares is to be held as follows (check and initial one):

a. ________ Husband & Wife, as community property

b. ________ Joint Tenants

c. ________ Tenants in Common

d. ________ Individual

e. ✓ Corporation

f. ________ Partnership

g. ________ Trust

h. ________ Other:

Please Describe ______________________________

NOTE: BY SIGNING THIS SUBSCRIPTION AGREEMENT AND UPON ACCEPTANCE THEREOF, YOU ARE ENTERING INTO AN AGREEMENT AND AGREEING TO INVEST MONEY WITH THE COMPANY.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.

DATED: OCTOBER 29 2015, at VANCOUVER, B.C.

(1) [signature] (2) ______________________________

NOTE: If Shares are to be registered in more than one name, all subscribers must sign.

Acceptance of Subscription

Agreed to and accepted:
By: Next Gen Water Corporation Ltd., a Nevada Corporation

By: Tom L. Moore
Tom Moore
Its: President

By: [signature]
Ka Tin Foo
Its: Secretary

Next Gen Water Corporation Ltd.

(A Nevada Corporation)

SUBSCRIPTION DOCUMENTS - REGISTERED 144 SHARES – SIX MONTH HOLD

The attached Subscription Documents must be completed and delivered to Next Gen Water Corporation Ltd., a Nevada Corporation ("Company") as follows:

MAIL TO: Next Gen Water Corporation Ltd.
FT B 33/F Blk. 1 Victoria Ctr.
15 Watson Road, North Point, Hong Kong
Tel.: 85225702177

Subscriptions must be paid (at a price of $0.02 per Share) by a personal check or by a cashier's check or by a bank wire transfer. For payment, refer to Payment Instructions on page 3.

SECTION A - HOW TO SUBSCRIBE

To subscribe for shares to be issued by the Company, each share being one share of the Company's $.001 par value common stock. The purchase price per share is $0.02 and you must complete the enclosed Subscription Agreement and the Purchaser Suitability Questionnaire.

Directions for the Subscription Agreement are as follows:

1. Minimum Investment - 150,000 Shares ($ 3,000 U.S.).

2. Be sure to provide your correct name, address and Social Security number or tax identification number (when applicable), as this information will appear on the official records of the Company.

3. Sign and be sure that you have checked and initialed the appropriate type of ownership.

4. Signature and Supporting Material Requirements The following requirements have been established for the various capacities in which shares may be purchased and held other than by you as an individual:

JOINT TENANTS WITH RIGHT OF SURVIVORSHIP: The signatures of both joint tenants are required.

COMMUNITY PROPERTY: The signatures of both husband and wife are required, unless a separate document signed by both parties and designating either party as agent of the other party for purposes of signing accompanies the Subscription Agreement.

TENANTS IN COMMON: The signatures of all parties are required.

TENANTS BY THE ENTIRETY: The signatures of all parties are required.

PARTNERSHIP: The Subscription Agreement must be accompanied by a copy of the signed partnership agreement.

TRUST: The Subscription Agreement must be accompanied by a copy of the signed trust agreement.

CORPORATION: The Subscription Agreement must be accompanied by a certified copy of the resolution of the Board of Directors of the subscribing corporation designating the officer(s) of that corporation authorized to sign on behalf of that corporation and of the resolution of that Board of Directors authorizing the purchase of shares.

5. Furnish the following:

(a) Completed Subscription Agreement;

(b) Supporting material if required (see Item 4 above);

(c) A personal check or cashier's check or bank wire transfer in the amount of your subscription (Refer to Payment Instructions on page 3).

SECTION B - SUBSCRIPTION AGREEMENT

The undersigned hereby subscribes to 327,000 Shares of the Company's $0.001 par value common stock at a purchase price of $0.02 per share.

The undersigned is aware that:

1). The Company has the right to accept or reject this subscription in whole or in part. This subscription shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by the Company. Subscriptions need not be accepted by the Company in the order in which subscriptions are received.

2). The Company will be accepting subscriptions to a maximum of 5,000,000 Shares in the aggregate.

3). Subscriptions for Shares are irrevocable and shall survive the subscriber's death or disability. Payment in full of the purchase price of the shares is due and must be made upon subscription.

4). Upon full payment, the Company will deliver to the Holder a restricted Share Certificate representing the number of shares purchased.

How to Subscribe

You are subscribing to purchase a total of 327,000 Shares at $0.02 per Share ($ 6,540.00) by (check and initial applicable line):

________ $______________ (_________ Shares) paid by cashier's check;

✓ $ 6,540.00 (327,000 Shares) paid by personal check; or

________ $______________ (_________ Shares) paid by wiring funds.

MAKE CHECK PAYABLE TO: "Next Gen Water Corporation Ltd."

MAIL TO: Next Gen Water Corporation Ltd
c/o 6490 West Desert Inn Road
Las Vegas, Nevada, USA, 89146

WIRE TRANSFER INSTRUCTIONS:

To send a wire, you will need to give the remitting bank the following instructions:

Beneficiary Bank:	Bank of Montreal First Bank Tower 595 Burrard Street Vancouver, B.C V7X 1L7
Canadian Bank Number:	001
Transit Number:	0004
Swift BIC Address:	BOFMCAM2
Beneficiary Name:	Next Gen Water Corporation Ltd.
Beneficiary Acc. No.:	4710-441

For details, see How to Subscribe (immediately preceding this Subscription Agreement)

Print name(s) in which Shares are to be registered:

NAME:(1) ROBERT KLEIN Soc. Sec. or Tax I.D. No.____________

NAME:(2)____________ Soc. Sec. or Tax I.D. No.____________

Address: 3A - 445 S.W. MARINE DRIVE
VANCOUVER B.C. V5X 2Y9

Phone: 604-715-3842

Title to your purchased Shares is to be held as follows (check and initial one):

a. ________ Husband & Wife, as community property

b. ________ Joint Tenants

c. ________ Tenants in Common

d. ________ Individual

e. ________ Corporation

f. ________ Partnership

g. ________ Trust

h. ________ Other:

Please Describe____

NOTE: BY SIGNING THIS SUBSCRIPTION AGREEMENT AND UPON ACCEPTANCE THEREOF, YOU ARE ENTERING INTO AN AGREEMENT AND AGREEING TO INVEST MONEY WITH THE COMPANY.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof.

DATED: OCTOBER 20 2015, at VANCOUVER, B.C

(1)______________________ (2)______________________

NOTE: If Shares are to be registered in more than one name, all subscribers must sign.

Acceptance of Subscription

Agreed to and accepted:
By: Next Gen Water Corporation Ltd., a Nevada Corporation

By: ______________________
Tom Moore
Its: President

By: ______________________
Ka Tin Foo
Its: Secretary